                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC



                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               February 28, 1997


                  American Real Estate Investment Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Maryland                      1-12514             84-1246585
-----------------------------------  -----------       ------------------
(State or other jurisdiction         (Commission         (IRS Employer
    of incorporation)                File Number)      Identification No.)


               1670 Broadway, Suite 3350, Denver, Colorado 80202
               -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 303-869-4700
                                                            ------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On February 28, 1997, pursuant to an agreement dated January 15, 1997, American Real Estate Investment Corporation (the "Company"), through a limited partnership of which a wholly owned subsidiary is the general partner and the Company's operating partnership is the sole limited partner, sold the 450 unit apartment complex known as the Timberleaf Apartments, which was constructed in 1972 and is located at 9913 East First Avenue in Aurora, Colorado. The gross selling price for the property was $9,115,000. The property was sold to Timberleaf Apartments, LLC, an unaffiliated entity.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial statement of businesses acquired.

               Not applicable

     (b) Pro forma financial information.

               Pro Forma Balance Sheet as of December 31, 1996 (unaudited)

               Pro Forma Statement of Operations for the year ended December 31, 1996 (unaudited)

     (c)  Exhibits.

               10(o) Contract for Purchase and Sale of Timberleaf Apartment Complex dated as of January 15, 1997 (previously filed)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American Real Estate
                                     Investment Corporation


                                    By:/s/ Rick A. Burger
                                       ____________________________
                                       Rick A. Burger, Treasurer

Dated:   August 25, 1997


Enclosures

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                            PRO FORMA BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                                (In Thousands)
                                  (Unaudited)


The pro forma balance sheet is presented as if the disposition of Timberleaf apartments ("Timberleaf") had occurred on December 31, 1996. The sale of International Apartments was reflected in the Company's historical consolidated balance sheet as of December 31, 1996. The pro forma balance sheet should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-KSB for the year ended December 31, 1996.

This unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1996, nor does it purport to represent the future financial position of the Company.

                                                            American
                                                            Real Estate
                                                            Investment       Pro Forma
                                                            Corporation      Adjustments        Pro Forma
                                                            -----------      -----------        ---------
                                                                (A)
ASSETS

Real estate, net                                           $   43,555       $   (8,580)(B)     $  34,975
Other assets                                                    2,668            2,238 (B) (C)     4,906
     Total assets                                          $   46,223       $   (6,342)        $  39,881
                                                           ==========       ===========        =========


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Mortgage notes payable                                     $   33,027       $   (6,372)(B)     $  26,655
Other notes payable                                             4,212                0             4,212
Other liabilities                                               1,230             (220)(B)         1,010
     Total liabilities                                         38,469           (6,592)           31,877
                                                           ----------       ----------         ---------

Minority interest                                               3,125              166 (C)         3,291

Shareholders' equity:
    Preferred stock                                                 0                0                 0
    Common stock                                                    1                0                 1
    Additional paid-in capital                                  5,374                0             5,374
  Cumulative net income                                         1,874               84 (C)         1,958
  Cumulative dividends                                         (2,620)               0            (2,620)
     Total shareholders' equity                                 4,629               84             4,713
                                                            ----------       ----------         ---------
     Total liabilities and shareholders' equity             $  46,223        $   (6,342)        $  39,881
                                                            ==========       ==========         =========

______________________________________________
         (A)    Reflects the historical consolidated balance sheet of American
                Real Estate Investment Corporation as of December 31, 1996.
         (B)    Represents adjustments for the assets and liabilities of
                Timberleaf.
         (C)    Reflects the gain on sale and net cash proceeds from the sale of Timberleaf.




                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                      PRO FORMA STATEMENTS OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996
                                (In Thousands)
                                  (Unaudited)


These pro forma Statements of Operations are presented as if the disposition of Timberleaf apartments ("Timberleaf") and International apartments ("International") had occurred on January 1, 1996 and the Company qualified as a REIT distributed all of its taxable income and, therefore, incurred no tax expense during the period. These statements should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-KSB for the year ended December 31, 1996.

These unaudited pro forma Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned events had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.



                                                     American
                                                     Real Estate        Pro Forma Adjustments
                                                     Investment       --------------------------
                                                     Corporation      International   Timberleaf      Pro Forma
                                                     -----------      -------------   ----------      ---------
                                                         (A)

Revenues from rental properties                      $  10,240        $    (746)(B)   $  (2,212)(B)   $  7,282

Rental property expenses:
  Repairs and maintenance                                  708              (67)(B)        (164)(B)        477
  Property taxes                                           417              (27)(B)         (57)(B)        333
  Property management fees                                 353              (25)(B)         (74)(B)        254
  Utilities                                              1,034             (116)(B)        (372)(B)        546
  Payroll                                                  893              (99)(B)        (235)(B)        559
  Other property operations                              1,005             (121)(B)        (307)(B)        577
  General & administrative                                 515                0               0            515
  Depreciation and amortization                          1,306             (112)(B)        (252)(B)        942
                                                     ---------        ----------      ----------      --------
      Total operating expenses                           6,231             (567)         (1,461)         4,203
                                                     ---------        ----------      ----------      --------

Financing expenses                                       3,897             (158)(C)        (593)(C)      3,146

Minority interest                                        1,364           (1,364)(D)           0              0

Equity in earnings from investment
  in partnership                                           570                0               0            570
                                                     ---------        ----------      ----------      --------
Income (loss) before gain on sale of property             (682)           1,343            (158)           503

Gain on sale of property                                 1,786           (1,786)(D)           0              0
                                                     ---------        ----------      ----------      --------
Net income                                           $   1,104        $    (443)      $    (158)      $    503
                                                     =========        =========       =========       ========

Primary earnings (loss) per share (E)                $    1.00        $   (0.41)     $    (0.14)      $   0.45
                                                     =========        =========      ==========       ========

Fully diluted earnings (loss) per share (E)          $    1.00        $   (0.55)     $   (0.19)       $   0.26
                                                     =========        =========      =========        ========

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                      PRO FORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996
                                (In Thousands)
                                  (Unaudited)


___________________
(A) Represents historical consolidated operating statement amounts for the year ended December 31, 1996 for American Real Estate Investment Corporation.
(B) Represents revenues and operating expenses, including depreciation and amortization, for the year ended December 31, 1996 relating to Timberleaf and International.
(C) Represents interest expense for the year ended December 31, 1996 relating to the first mortgage indebtedness for Timberleaf, along with the International's allocable share of the Company's line of credit and bank loan partially secured by International.
(D) Represents the adjustments required resulting from eliminating the gain on sale of property resulting from the sale of International. The minority interest allocation was adjusted accordingly, in accordance with the allocation provisions specified in the operating partnership's partnership agreement.
(E) Pro forma amount represents the earnings per share obtained by incorporating the net income effect of all pro forma adjustments for Timberleaf and International, and the corresponding adjustment in the number of fully diluted shares outstanding at December 31, 1996.